EXHIBIT 23(H)(VII) UNDER FORM N-1A
                                           EXHIBIT 10(H) UNDER ITEM 601/REG. S-K
                           INVESTMENT COMPANY EXHIBIT
                                       TO
                     AGREEMENT FOR ADMINISTRATIVE SERVICES
                                    BETWEEN
                          THE HUNTINGTON NATIONAL BANK
                            AND THE HUNTINGTON FUNDS


                      List of Portfolios






                                        1

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Huntington Dividend Capture Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Fixed Income Securities Fund
      Investment A Shares
      Investment B Shares
      Trust Shares
Huntington Florida Tax-Free Money Fund
   Investment A Shares
   Trust Shares
Huntington Growth Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Income Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Intermediate Government Income Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington International Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Macro 100 Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Michigan Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Mid Corp America Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Money Market Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
   Interfund Shares
Huntington Mortgage Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington New Economy Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Ohio Municipal Money Market Fund
   Investment A Shares
   Trust Shares
Huntington Ohio Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Rotating Markets Fund
   Investment A Shares
   Trust Shares
Huntington Short/Intermediate Fixed Income Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Situs Small Cap Fund
   Investment A Shares
   Investment B Shares
   Trust Shares

Huntington U.S. Treasury Money Market Fund
   Investment A Shares
   Trust Shares
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA Mortgage Securities Fund
Huntington VA New Economy Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Small Cap Fund